FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) :   October 1, 2006
                                                    -------------------

                 WOODSTOCK FINANCIAL GROUP, INC.
        -------------------------------------------------
     (Exact name of registrant as specified in its charter)


          Georgia                 000-32997              58-2161804
---------------------------    ---------------          ------------
(State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)          File Number)        Identification No.)

     117 Towne Lake Parkway, Suite 200,
              Woodstock, GA                               30188
    --------------------------------------            ------------
   (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code :   (800) 478-2602
                                                       --------------

                     Raike Financial Group, Inc.
     ------------------------------------------------------------
    (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities
       Act (17 CFR 230.425)
   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)
   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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            INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.03 Amendments to Articles of Incorporation or Bylaws;
Change in Fiscal Year.

  Effective October 1, 2006 the Registrant Amended its Certificate of Incorporation to change its name from "Raike Financial Group, Inc. " to "Woodstock Financial Group, Inc." The Company's Common Stock was traded on the NASDAQ OTC Bulletin Board under the symbol "RKFG". Simultaneously with the filing of the name change, the Registrant changed the trading symbol for its Common Stock from "RKFG" to "WSFL."



Item 9.01 Financial Statements and Exhibits.

  List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

Exhibit 1 Amendment to Certificate of Incorporation dated as of September 12, 2006.


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WOODSTOCK FINANCIAL GROUP, INC
                                    (Registrant)

Date: November 10, 2006            By:  /S/WILLIAM J. RAIKE, III
                                       --------------------------
                                       William J. Raike, III
                                       President, Chief Executive
                                       Officer and Director



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